Supplement Dated May 14, 2018 to
Prospectus Dated May 1, 2018 for Protective Premiere III
Issued by Protective Life Insurance Company
 Protective Variable Life Separate Account
This Supplement amends certain information in your variable product prospectus (the "Prospectus"). Please read this Supplement carefully and keep it with your Prospectus for future reference.
As of June 4, 2018, the DFA Investment Dimensions Group Inc. funds listed below are no longer available as investment options under your Policy:
VA Global Bond Portfolio
VIT Inflation-Protected Securities Portfolio
VA International Small Portfolio
VA International Value Portfolio
VA Short-Term Fixed Portfolio
VA U.S. Large Value Portfolio
VA U.S. Targeted Value Portfolio
The section on Page 13 of the Prospectus entitled "Fund Expenses" has been revised as follows:
The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the Funds (before waiver or reimbursement) during the fiscal year ended December 31, 2017. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for the Fund.
Annual Fund Operating Expenses:

              Range of Expenses for the Funds

   Minimum       Maximum

     Total Annual Fund Operating Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .0.15%    –         1.78%(1)
     (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)

     (1) The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

If you have any questions regarding this Supplement, you may contact us at Protective Life at P.O. Box 1928, Birmingham, AL 35201-1928 or toll free at 800-456-6330.